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                                       ECOLAB
                      NON-EMPLOYEE DIRECTORS' RETIREMENT PLAN
                           (AS AMENDED FEBRUARY 24, 1990)

                           FIRST DECLARATION OF AMENDMENT


Pursuant to Section 6.1 of the instrument entitled "Ecolab Non-Employee Directors' Retirement Plan (As Amended February 24, 1990)," Ecolab Inc. (the "Company") hereby amends such instrument by adding thereto a new Section 6.4 which reads as follows:

     "6.4. CONVERSION OF BENEFITS. Notwithstanding any other provisions in the Plan to the contrary, as of the time (the "Effective Time") that the Company's 1997 Non-Employee Director Deferred Compensation Plan (the "New Plan") is approved by the Company's stockholders, each Director who elects to convert his or her then existing accrued benefit under the Plan to a balance in the Share Account under the New Plan pursuant to Section 3.2(a) of the New Plan will not thereafter be entitled to participate in, or receive any benefits pursuant to, the Plan. Each Director who does not so elect to convert his or her then existing benefit under the Plan to a balance in the Share Account under the New Plan will continue to participate in, and receive benefits pursuant to, the Plan. Directors first elected after the Effective Time will not be entitled to participate in, or receive benefits from, the Plan but will only be entitled to participate in, and receive benefits from, the New Plan. Other than as amended as provided herein, the Plan shall remain in full force and effect."

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Plan.

The foregoing amendment is effective as of the Effective Time.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers and its corporate seal to be affixed this 15th day of January, 1997.

                                   ECOLAB INC.


                                   By:  /s/ Allan L. Schuman
                                        ---------------------------------------
                                        Allan L. Schuman
                                        President and Chief Executive Officer
(Corporate Seal)


ATTEST:   /s/ K. A. Iverson
          -----------------------------------
          K. A. Iverson
          Vice President and Secretary